Exhibit 99.2
The tables below reflect the realignment of the Company's reportable segments described in Item 7.01 of this Form 8-K.

	2015			2014					2013
	Q1	Q2	Q3	Q1	Q2	Q3	Q4	YTD	YTD
	(Unaudited; in thousands)
Revenue:
Match Group	$235,069	$248,817	$268,971	$209,785	$211,906	$227,581	$238,996	$888,268	$803,089
HomeAdvisor	75,844	94,150	99,435	61,033	74,693	75,405	72,410	283,541	239,471
Publishing	179,025	154,447	178,701	192,957	193,583	198,294	206,715	791,549	803,141
Applications	197,467	190,801	193,278	198,395	194,559	189,621	194,132	776,707	834,636
Video	46,472	40,720	60,125	36,222	37,609	50,412	58,211	182,454	161,457
Other	38,853	42,318	38,173	41,959	44,228	41,163	60,484	187,834	182,615
Inter-segment elimination	(218)	(121)	(122)	(104)	(263)	(245)	(194)	(806)	(1,422)
Total	$772,512	$771,132	$838,561	$740,247	$756,315	$782,231	$830,754	$3,109,547	$3,022,987

Operating income (loss):
Match Group	$27,040	$40,522	$58,356	$40,696	$57,465	$62,868	$67,538	$228,567	$221,333
HomeAdvisor	(3,997)	1,589	6,095	81	1,185	(41)	(164)	1,061	284
Publishing	19,376	10,160	14,149	25,531	26,100	26,702	32,190	110,523	119,484
Applications	38,906	52,631	46,539	39,640	45,313	48,789	45,218	178,960	214,916
Video	(20,469)	(10,457)	(5,655)	(12,925)	(9,919)	(8,784)	(11,718)	(43,346)	(24,144)
Other	(541)	(399)	195	632	2,016	(96)	5,556	8,108	(344)
Corporate	(25,196)	(31,277)	(32,549)	(21,943)	(26,470)	(28,485)	(28,248)	(105,146)	(105,326)
Total	$35,119	$62,769	$87,130	$71,712	$95,690	$100,953	$110,372	$378,727	$426,203

Stock-based compensation expense:
Match Group	$6,299	$11,626	$13,057	$4,997	$5,809	$5,804	$4,241	$20,851	$12,228
HomeAdvisor	420	420	410	—	—	138	420	558	—
Publishing	—	—	—	—	—	—	—	—	1
Applications	—	—	—	—	—	—	—	—	1
Video	147	147	50	164	161	161	161	647	633
Other	—	—	—	—	—	—	—	—	(29)
Corporate	12,045	13,756	13,492	4,452	10,582	11,229	11,315	37,578	40,171
Total	$18,911	$25,949	$27,009	$9,613	$16,552	$17,332	$16,137	$59,634	$53,005

	2015			2014					2013
	Q1	Q2	Q3	Q1	Q2	Q3	Q4	YTD	YTD
	(Unaudited; in thousands)
Depreciation:
Match Group	$7,045	$6,622	$6,137	$5,778	$5,570	$5,774	$8,425	$25,547	$20,202
HomeAdvisor	1,551	1,589	1,627	1,401	1,545	1,591	1,983	6,520	5,174
Publishing	2,507	2,423	2,363	3,130	3,823	2,417	2,486	11,856	14,822
Applications	1,042	1,188	1,302	1,292	1,213	1,093	787	4,385	4,346
Video	198	226	289	277	215	218	189	899	1,133
Other	549	575	700	417	425	485	497	1,824	3,714
Corporate	2,676	2,877	3,207	2,523	2,466	2,555	2,581	10,125	9,518
Total	$15,568	$15,500	$15,625	$14,818	$15,257	$14,133	$16,948	$61,156	$58,909

Amortization of intangibles:
Match Group	$3,877	$5,901	$4,352	$1,837	$1,684	$3,320	$4,554	$11,395	$17,125
HomeAdvisor	1,190	1,102	772	2,465	2,468	3,197	1,432	9,562	9,915
Publishing	4,770	4,754	4,563	6,698	6,977	7,830	7,076	28,581	27,643
Applications	1,581	1,573	1,573	—	787	400	1,334	2,521	—
Video	423	379	377	256	698	635	510	2,099	981
Other	714	702	701	723	792	1,069	1,184	3,768	4,179
Corporate	—	—	—	—	—	—	—	—	—
Total	$12,555	$14,411	$12,338	$11,979	$13,406	$16,451	$16,090	$57,926	$59,843

Acquisition-related contingent consideration fair value adjustments:
Match Group	$(11,011)	$(1,223)	$755	$(27)	$727	$(14,281)	$669	$(12,912)	$343
HomeAdvisor	—	—	—	—	—	—	—	—	—
Publishing	—	—	—	—	—	—	—	—	—
Applications	4,020	(6,297)	(1,513)	—	—	—	326	326	—
Video	(5)	(2,430)	(202)	—	(200)	—	(15)	(215)	—
Other	—	—	—	—	—	—	(566)	(566)	—
Corporate	—	—	—	—	—	—	—	—	—
Total	$(6,996)	$(9,950)	$(960)	$(27)	$527	$(14,281)	$414	$(13,367)	$343

Adjusted EBITDA:
Match Group	$33,250	$63,448	$82,657	$53,281	$71,255	$63,485	$85,427	$273,448	$271,231
HomeAdvisor	(836)	4,700	8,904	3,947	5,198	4,885	3,671	17,701	15,373
Publishing	26,653	17,337	21,075	35,359	36,900	36,949	41,752	150,960	161,950
Applications	45,549	49,095	47,901	40,932	47,313	50,282	47,665	186,192	219,263
Video	(19,706)	(12,135)	(5,141)	(12,228)	(9,045)	(7,770)	(10,873)	(39,916)	(21,397)
Other	722	878	1,596	1,772	3,233	1,458	6,671	13,134	7,520
Corporate	(10,475)	(14,644)	(15,850)	(14,968)	(13,422)	(14,701)	(14,352)	(57,443)	(55,637)
Total	$75,157	$108,679	$141,142	$108,095	$141,432	$134,588	$159,961	$544,076	$598,303

Reconciliation of Adjusted EBITDA to operating income to net earnings (loss) attributable to IAC shareholders:

	2015			2014					2013
	Q1	Q2	Q3	Q1	Q2	Q3	Q4	YTD	YTD
	(Unaudited; in thousands)
Adjusted EBITDA	$75,157	$108,679	$141,142	$108,095	$141,432	$134,588	$159,961	$544,076	$598,303
Stock-based compensation expense	(18,911)	(25,949)	(27,009)	(9,613)	(16,552)	(17,332)	(16,137)	(59,634)	(53,005)
Depreciation	(15,568)	(15,500)	(15,625)	(14,818)	(15,257)	(14,133)	(16,948)	(61,156)	(58,909)
Amortization of intangibles	(12,555)	(14,411)	(12,338)	(11,979)	(13,406)	(16,451)	(16,090)	(57,926)	(59,843)
Acquisition-related contingent consideration fair value adjustments	6,996	9,950	960	27	(527)	14,281	(414)	13,367	(343)
Operating income	35,119	62,769	87,130	71,712	95,690	100,953	110,372	378,727	426,203
Equity in (losses) income of unconsolidated affiliates	(283)	(193)	398	(1,935)	(6,850)	(612)	(300)	(9,697)	(6,615)
Interest expense	(14,064)	(15,214)	(15,992)	(14,064)	(14,046)	(14,009)	(14,195)	(56,314)	(33,596)
Other income (expense), net	7,271	(1,445)	34,000	(23)	(62,900)	4,113	16,023	(42,787)	30,309
Earnings from continuing operations before income taxes	28,043	45,917	105,536	55,690	11,894	90,445	111,900	269,929	416,301
Income tax (provision) benefit	(6,180)	11,968	(40,510)	(21,385)	(29,889)	59,816	(43,914)	(35,372)	(134,502)
Earnings (loss) from continuing operations	21,863	57,885	65,026	34,305	(17,995)	150,261	67,986	234,557	281,799
Earnings (loss) from discontinued operations, net of tax	125	(153)	17	(814)	(868)	175,730	625	174,673	1,926
Net earnings (loss)	21,988	57,732	65,043	33,491	(18,863)	325,991	68,611	409,230	283,725
Net loss attributable to noncontrolling interests	4,417	1,573	568	2,394	867	821	1,561	5,643	2,059
Net earnings (loss) attributable to IAC shareholders	$26,405	$59,305	$65,611	$35,885	$(17,996)	$326,812	$70,172	$414,873	$285,784

The Company's primary financial measure is Adjusted EBITDA, which is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements. The Company believes this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, and we believe that by excluding these items, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business, from which capital investments are made and debt is serviced. Adjusted EBITDA has certain limitations in that it does not take into account the impact to IAC's statement of operations of certain expenses. The information presented above should be read in conjunction with IAC's historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.